                                                                  UNITED
          STATES
                                             SECURITIES AND EXCHANGE
          COMMISSION
                                                           WASHINGTON, D.C.
          20549

                                                                     FORM
          8-K

                             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
          OF THE
                                                       SECURITIES EXCHANGE
          ACT OF 1934

                        Date of Report (Date of earliest event reported)
                      January 19, 2000

                                   IBM CREDIT CORPORATION
                         _________________________________________________
                              (Exact Name of Registrant as Specified in
          Charter)


                 Delaware                            1-8175
          22-2351962
          ____________________________       _____________
          _____________________
          (State or Other Jurisdiction             (Commission      (IRS
          Employer






             of Incorporation)                     File Number)
          Identification No.)

                North Castle Drive, MS NCA-306
                       Armonk, New York
                 10504-1785
          __________________________________________
          ___________
            (Address of Principal Executive Offices)
             (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
                         (Former Name or Former Address, if changed Since Last Report)


          Item 5.  Other Events

          The Registrant's press release dated January 19, 2000, regarding its financial results and selected balance sheet information as of and for the fiscal year ended December 31, 1999, is attached.

          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                                                IBM CREDIT
          CORPORATION

          (Registrant)

                                                               By:



          ______________________________
                                                       Name:  John V.
          Palermo, Jr.
          Date: January 19, 2000                            Title:
          Controller and Treasurer

          Contact:
          Carol J. Blaszczynski
          IBM Global Financing
          914- 765-6647 or






          blaszcar@us.ibm.com

          FOR RELEASE: JANUARY 19, 2000 6:30 PM


               IBM CREDIT CORPORATION ANNOUNCES 1999 FINANCIAL RESULTS

          NORTH CASTLE, NY, January 19, 2000 ... IBM Credit Corporation

          today reported 1999 net earnings of $429.6 million, an increase of 39 percent compared with $308.8 million in 1998.

               New customer financing originations* for acquisition of

          information technology products and services declined 6 percent to $6.8 billion in 1999, compared with $7.2 billion in 1998.  New commercial financing originations, providing working capital for inventory, accounts receivable and acquisition financing

          increased 2 percent to $14.5 billion in 1999, compared with $14.2 billion for the same 1998 period.

               At December 31, 1999, total assets were $16.3 billion,

          compared with $16.4 billion at December 31, 1998, a decrease of 1 percent.  Retained earnings at December 31, 1999 were $1.8 billion compared with $1.4 billion at December 31, 1998, an increase of 29 percent.  The return on average equity was 21.4 percent in 1999, compared with 17.2 percent in 1998.

               In the fourth quarter of 1999, net earnings were $133.6

          million, an increase of 64 percent from 1998's $81.5 million.

          Customer financing originations* in the fourth quarter of 1999 were  $2.0 billion, a decrease of 26 percent compared with the same 1998 period.  For the fourth quarter of 1999, commercial financing originations were $3.9 billion, a 7 percent decrease compared with the same 1998 period.

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization.  Serving customers in more than 40 countries, IBM Global Financing offers businesses of all sizes leasing and financing solutions for hardware,

          software and services acquired from IBM and other vendors.  With more than $40 billion in annual financing originations, IBM

          Global Financing also provides flexible commercial financing for inventory, accounts receivable and acquisitions.  Visit the IBM

          Global Financing homepage at www.ibm.com/financing.



          Forward-Looking and Cautionary Statements

               Except for the historical information and discussions

          contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the

          Private Securities Litigation Reform Act of 1995.  These

          statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and

          Exchange Commission.

          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation



          Contact:
          Carol J. Blaszczynski
          IBM Global Financing
          914- 765-6647 or
          blaszcar@us.ibm.com

          FOR RELEASE: JANUARY 19, 2000 6:30 PM


               IBM CREDIT CORPORATION ANNOUNCES 1999 FINANCIAL RESULTS







          NORTH CASTLE, NY, January 19, 2000 ... IBM Credit Corporation

          today reported 1999 net earnings of $429.6 million, an increase of 39 percent compared with $308.8 million in 1998.

               New customer financing originations* for acquisition of

          information technology products and services declined 6 percent to $6.8 billion in 1999, compared with $7.2 billion in 1998.  New commercial financing originations, providing working capital for inventory, accounts receivable and acquisition financing

          increased 2 percent to $14.5 billion in 1999, compared with $14.2 billion for the same 1998 period.

               At December 31, 1999, total assets were $16.3 billion,

          compared with $16.4 billion at December 31, 1998, a decrease of 1 percent.  Retained earnings at December 31, 1999 were $1.8 billion compared with $1.4 billion at December 31, 1998, an increase of 29 percent.  The return on average equity was 21.4 percent in 1999, compared with 17.2 percent in 1998.

               In the fourth quarter of 1999, net earnings were $133.6

          million, an increase of 64 percent from 1998's $81.5 million.

          Customer financing originations* in the fourth quarter of 1999 were  $2.0 billion, a decrease of 26 percent compared with the same 1998 period.  For the fourth quarter of 1999, commercial financing originations were $3.9 billion, a 7 percent decrease compared with the same 1998 period.

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization.  Serving customers in more than 40 countries, IBM Global Financing offers businesses of all sizes leasing and financing solutions for hardware,






          software and services acquired from IBM and other vendors.  With more than $40 billion in annual financing originations, IBM

          Global Financing also provides flexible commercial financing for inventory, accounts receivable and acquisitions.  Visit the IBM

          Global Financing homepage at www.ibm.com/financing.



          Forward-Looking and Cautionary Statements

               Except for the historical information and discussions

          contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the

          Private Securities Litigation Reform Act of 1995.  These

          statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and

          Exchange Commission.

          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation